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                                                                   EXHIBIT 99.1

List of directors and officers of Libbey Inc. who are party to Indemnity Agreements dated February 1, 2005:

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Executive Officers                 Title
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John F. Meier                      Chairman of the Board & Chief Executive Officer
Richard I. Reynolds                Executive Vice President & Chief Operating Officer
Susan Allene Kovach                Vice President, General Counsel & Secretary
Kenneth G. Wilkes                  Vice President, General Manager International Operations
John A. Zarb                       Vice President & Chief Information Officer
Timothy T. Paige                   Vice President, Administration
Daniel P. Ibele                    Vice President, General Sales Manager
Kenneth A. Boerger                 Vice President & Treasurer
Scott M. Sellick                   Vice President & Chief Financial Officer


Appointed Officers                 Title
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Brenda Bennett                     Vice President, Consumer Marketing
Robert A. Bules                    Vice President, Foodservice Sales
Gretchen Gotthart Skeldon          Vice President, Industrial Sales
Terry Hartman                      Vice President, Engineering, Research & Development
Jeff Joyce                         Vice President, Retail Sales
Peter D. Kasper                    Vice President, Foodservice Marketing
David A. Mefferd                   Vice President, Export Sales
Michel Nouafo                      Vice President, International Marketing
Charles Rice III                   Vice President, Premium and Cutter/Decorator Sales

Outside Directors
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Carlos V. Duno
Peter C. McC. Howell
William A. Foley
Deborah G. Miller
Gary L. Moreau
Carol B. Moerdyk
Terence P. Stewart

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